Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2018
Loss Per Share
Schedule of computation of basic and diluted net loss per share

	For the year ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	US$
Numerator:
Net loss	(291,977)	(525,115)	(10,217,125)	(1,486,020)
Deemed distribution to certain holders of Convertible Preferred Shares	(30,430)	—	(80,496)	(11,708)
Contribution from certain holder of Convertible Preferred Shares	—	26,413	—	—
Net loss attributable to ordinary shareholders	(322,407)	(498,702)	(10,297,621)	(1,497,728)

Denominator: (in thousands of shares)
Weighted-average number of Ordinary Shares outstanding – basic and diluted	1,815,200	1,764,799	2,968,320	2,968,320

Loss per share – basic and diluted	(0.18)	(0.28)	(3.47)	(0.50)